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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                          FIRST CONSULTING GROUP, INC.
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             (Exact Name of Registrant as Specified in its Charter)

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
Delaware                                                                   95-3539020
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(State of Incorporation or Organization)                                (I.R.S. Employer
                                                                       Identification No.)

111 W. Ocean Blvd. 4th Floor, Long Beach, CA                                  90802
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(Address of principal executive offices)                                   (Zip code)
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
If this form relates to the registration of a  If this form relates to the registration of a class of securities pursuant to Section 12(b)  class of securities pursuant to Section 12(g)
of the Exchange Act and is effective pursuant  of the Exchange Act and is effective pursuant
to General Instruction A.(c), check the        to General Instruction A.(d), check the
following box. / /                             following box. /X/

                                               Securities Act registration statement number
                                               to which this form relates:  333-41121
                                                                     (if applicable)
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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

    A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Capital Stock," commencing at page 47 of the Prospectus included in the Registrant's Form S-1 Registration Statement, No. 333-41121, filed with the Securities and Exchange Commission (the "Commission") on November 26, 1997 (the "Registration Statement"). Such description of the Common Stock is incorporated herein by reference.

ITEM 2. EXHIBITS.

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
   EXHIBIT
  NUMBER(1)    DESCRIPTION
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
        3.1    Certificate of Incorporation of the Registrant as filed November 25, 1997(2)

        3.2    Bylaws of the Registrant(2)

        4.1    Specimen Common Stock Certificate(3)

       10.3    1994 Restricted Stock Plan(2)

       10.4    Associate Profit Sharing 401(k) and Stock Ownership Plan(2)
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(1) Exhibit numbers correspond to exhibits filed with the Registration
    Statement.

(2) Filed as an exhibit to the Registration Statement and incorporated herein by reference.

(3) To be filed by amendment to the Registration Statement and incorporated herein by reference.
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                                   SIGNATURE

    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                FIRST CONSULTING GROUP, INC.

Date:  January 22, 1998         By:            /s/ LUTHER J. NUSSBAUM
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                                                 Luther J. Nussbaum
                                        EXECUTIVE VICE PRESIDENT, WORLDWIDE
                                                  PRACTICE SUPPORT